                                                                      EXHIBIT 99

          Press Release of Brady Corporation, dated February 18, 2004.

--------------------------------------------------------------------------------
For More Information:
Investor contact:  Barbara Bolens  414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

BRADY REPORTS STRONG GROWTH IN SALES AND EARNINGS FOR ITS FISCAL 2004 SECOND QUARTER

MILWAUKEE (February 18, 2004)--Brady Corporation (NYSE: BRC), a world leader in identification solutions, today announced increased sales and net income results for its fiscal 2004 second quarter ended January 31, 2004.

         Sales for the quarter were up 18.0 percent to $152.9 million, compared to $129.6 million in the fiscal 2003 second quarter primarily due to acquisitions and foreign currency exchange. Net income for the quarter was $8.0 million or $0.34 per diluted Class A Common Share, up 183 percent from $2.8 million or $0.12 per share reported in the second quarter of last year.

         Sales for the six months ended January 31, 2004, rose 13.7 percent to $304.9 million, compared to $268.2 million in the same period last year. Net income for the six months rose 66.9 percent to $18.4 million or $0.77 per share compared to $11.0 million or $0.47 per share for the first half of fiscal 2003.

         "The significant efforts we've made to streamline our organization and invest in strategic acquisitions and key geographic markets such as Asia, are now paying off with a higher quality of earnings, despite only moderate improvement in the manufacturing sector in the U.S. and Europe," said Frank M. Jaehnert, Brady's president and chief executive officer. "After last year's weak second quarter, we are now seeing some improvement in key markets in the U.S. and Europe, while Asian markets, particularly telecom and electronics, continue to be strong. This, along with a positive foreign currency exchange, is helping to boost our results. Sales from recent acquisitions also contributed more than 10 percent to our sales growth in the quarter, and despite the investment costs associated with integrating these acquisitions, our net income continues to improve."

         "We expect the improvement in our key markets and further growth through acquisitions, as well as the effects of a weaker dollar, to continue in the second half of fiscal 2004, and are increasing our guidance range to $615 to $645 million in sales with net income of $37 to $41 million in fiscal 2004," said Brady Chief Financial Officer David Mathieson. "Looking long term, we are continuing with our growth strategies of developing proprietary products; making acquisitions which expand our product range, technical expertise or market penetration; and further improving our processes to best serve our customers."

         A webcast regarding fiscal 2004 second quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Standard Time today.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 3,400 people in operations

                                     - more-

Brady reports F04 second quarter results
Page 2

in the United States, Europe, Asia/Pacific, Latin America and Canada. The company had sales of $555 million in fiscal 2003. Brady stock trades on the New York Stock Exchange under the symbol BRC.

         More information is available on the Internet at www.bradycorp.com, which includes an interactive version of the 2003 Annual Report to Shareholders. Information by regional segment for the three and six months ended January 31, 2004 and 2003 follows:

(Unaudited, dollars in thousands)         Americas          Europe            Asia           Corporate       Total
                                         ----------       ----------       ----------        ---------     ----------
SALES TO EXTERNAL CUSTOMERS

Three months ended:
   January 31, 2004                      $   74,196       $   60,360       $   18,392                      $  152,948
   January 31, 2003                          68,432           47,880           13,253                         129,565

Six months ended:
   January 31, 2004                      $  154,288       $  113,625       $   36,941                      $  304,854
   January 31, 2003                         148,363           92,963           26,901                         268,227


SALES GROWTH INFORMATION

Three months ended January 31, 2004:

    Base                                       (4.2)%           (3.3)%           26.6%                           (0.7)%
    Currency                                    2.1%            16.0%            12.2%                            8.2%
    Acquisitions                               10.5%            13.4%             0.0%                           10.5%
      Total                                     8.4%            26.1%            38.8%                           18.0%

Six months ended January 31, 2004:

    Base                                       (5.4)%           (3.8)%           26.3%                           (1.6)%
    Currency                                    1.8%            14.4%            11.0%                            7.1%
    Acquisitions                                7.6%            11.6%             0.0%                            8.2%
      Total                                     4.0%            22.2%            37.3%                           13.7%

SEGMENT PROFIT (LOSS)

Three months ended:
    January 31, 2004                     $    9,498       $   15,346       $    4,905      $   (1,200)     $   28,549
    January 31, 2003                          5,879           10,876            3,093          (1,127)         18,721
      Percentage increase (decrease)           61.6%            41.1%            58.6%            6.5%           52.5%

Six months ended:
   January 31, 2004                      $   24,614       $   28,795       $   10,329      $   (1,970)     $   61,768
   January 31, 2003                          19,860           21,294            6,780          (1,656)         46,278
      Percentage increase (decrease)           23.9%            35.2%            52.3%           19.0%           33.5%

                                   -- more --

Brady reports F04 second quarter results
Page 3

        PROFIT RECONCILIATION (Dollars in thousands)
                                                     Three months ended:                 Six months ended:
                                                 January 31,      January 31,      January 31,      January 31,
                                                     2004             2003             2004             2003
                                                 -----------      -----------      -----------      -----------
        Total profit for reportable segments     $    29,749      $    19,848      $    63,738      $    47,934

        Corporate and eliminations                    (1,200)          (1,127)          (1,970)          (1,656)
        Unallocated amounts:
            Administrative costs:                    (15,365)         (13,292)         (30,537)         (27,627)
            Interest - net                               134              253              225              380
            Foreign exchange                            (117)            (536)            (397)            (612)
            Restructuring charge, net                    (66)              --           (1,819)              --
            Other                                     (1,055)            (880)          (1,591)          (1,728)
        Income before income taxes                    12,080            4,266           27,649           16,691
        Income taxes                                   4,047            1,449            9,263            5,675
        Net income                               $     8,033      $     2,817      $    18,386      $    11,016

This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

                                       ###

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND INCOME RETAINED IN THE BUSINESS

(Dollars in Thousands, Except Per Share Amounts)

                                                                                    (Unaudited)
                                                       ------------------------------------------------------------------------

                                                        Three Months Ended January 31,          Six Months Ended January 31,
                                                       ---------------------------------      ---------------------------------
                                                                              Percentage                             Percentage
                                                          2004       2003       Change          2004        2003       Change
                                                       ---------   ---------  ----------      ---------   ---------  ----------
NET SALES                                              $ 152,948   $ 129,565        18.0%     $ 304,854   $ 268,227        13.7%

Operating expenses:
   Cost of products sold                                  74,718      65,909        13.4%       147,861     134,354        10.1%
   Research and development                                5,606       4,572        22.6%        10,470       8,643        21.1%
   Selling, general and administrative                    60,495      54,535        10.9%       116,883     108,307         7.9%
   Restructuring charge - net                                 66          --                      1,819          --
                                                       ---------   ---------                  ---------   ---------
Total operating expenses                                 140,885     125,016        12.7%       277,033     251,304        10.2%

Operating income                                          12,063       4,549       165.2%        27,821      16,923        64.4%

Other income and (expense):
   Investment and other income (expense)                      18        (275)    -106.55%          (141)       (189)     -25.40%
   Interest expense                                           (1)         (8)      -87.5%           (31)        (43)      -27.9%
                                                       ---------   ---------                  ---------   ---------

Income before income taxes                                12,080       4,266       183.2%        27,649      16,691        65.7%

Income taxes                                               4,047       1,449       179.3%         9,263       5,675        63.2%
                                                       ---------   ---------                  ---------   ---------

Net income                                                 8,033       2,817       185.2%        18,386      11,016        66.9%

Income retained in business at beginning of period       296,388     291,231         1.8%       290,805     287,674         1.1%

Less:
  Redemption premium on preferred stock                       --          --                         --        (171)
  Common stock dividends                                  (4,858)     (4,540)        7.0%        (9,628)     (9,011)        6.8%

Income retained in business at end of period           $ 299,563   $ 289,508         3.5%     $ 299,563   $ 289,508         3.5%
                                                       =========   =========                  =========   =========

Net income per Class A Nonvoting Common Share

                                                Basic  $    0.34   $    0.12       183.3%     $    0.78   $    0.47        66.0%
                                                       =========   =========                  =========   =========

                                              Diluted  $    0.34   $    0.12       183.3%     $    0.77   $    0.47        63.8%
                                                       =========   =========                  =========   =========

Net income per Class B Voting Common Share

                                                Basic  $    0.34   $    0.12       183.3%     $    0.75   $    0.44        70.5%
                                                       =========   =========                  =========   =========

                                              Diluted  $    0.34   $    0.12       183.3%     $    0.74   $    0.44        68.2%
                                                       =========   =========                  =========   =========

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

                                                                                 JANUARY 31, 2004      JULY 31, 2003
                                                                                 ----------------      -------------
                                                                                    (UNAUDITED)

                                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                     $         58,211      $      76,088
   Accounts receivable, less allowance for losses ($3,764 and                              94,428             80,162
       $3,166, respectively)
   Inventories                                                                             45,302             36,564
   Prepaid expenses and other current assets                                               20,434             22,343
                                                                                 ----------------      -------------

TOTAL CURRENT ASSETS                                                                      218,375            215,157

OTHER ASSETS:

   Goodwill                                                                               162,504            130,667
   Other                                                                                   23,978             24,455
                                                                                 ----------------      -------------

                                                                                          186,482            155,122
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                                 5,252              5,172
       Buildings and improvements                                                          53,767             51,471
       Machinery and equipment                                                            146,441            139,007
       Construction in progress                                                             5,880              3,245
                                                                                 ----------------      -------------

                                                                                          211,340            198,895
   Less accumulated depreciation                                                          130,207            119,655
                                                                                 ----------------      -------------

NET PROPERTY, PLANT AND EQUIPMENT                                                          81,133             79,240
                                                                                 ----------------      -------------

TOTAL                                                                            $        485,990      $     449,519
                                                                                 ================      =============

                                    LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:

   Accounts payable                                                              $         31,075      $      28,470
   Wages and amounts withheld from employees                                               30,003             30,619
   Taxes, other than income taxes                                                           3,633              2,492
   Accrued income taxes                                                                    13,206             11,449
   Other current liabilities                                                               21,988             17,320
   Short-term borrowings and current maturities on long-term debt                              21                929
                                                                                 ----------------      -------------

TOTAL CURRENT LIABILITIES                                                                  99,926             91,279

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                                 48                568

OTHER LIABILITIES                                                                          19,917             18,711
                                                                                 ----------------      -------------

TOTAL LIABILITIES                                                                         119,891            110,558

STOCKHOLDERS' INVESTMENT:
Common stock:

   Class A nonvoting common stock - Issued and outstanding, 21,873,849                        219                216
        and 21,558,265 shares, respectively
   Class B voting common stock - Issued and outstanding 1,769,314 shares                       18                 18
   Additional paid-in capital                                                              57,213             47,464
   Income retained in the business                                                        299,563            290,805
   Treasury Stock - 34,657 and 18,262 shares, at cost                                      (1,074)              (509)
   Cumulative other comprehensive income                                                   10,615              1,595
   Other                                                                                     (455)              (628)
                                                                                 ----------------      -------------

TOTAL STOCKHOLDERS' INVESTMENT                                                            366,099            338,961
                                                                                 ----------------      -------------

TOTAL                                                                            $        485,990      $     449,519
                                                                                 ================      =============

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)                                                                                (Unaudited)

                                                                                              Six Months Ended January 31,
                                                                                                 2004              2003
                                                                                             ------------      ------------
Operating activities:
Net income                                                                                   $     18,386      $     11,016
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                     9,989             8,102
  Loss on sale or disposal of property, plant & equipment                                             104                41
  Provision for losses on accounts receivable                                                         764               671
  Amortization of restricted stock                                                                    173               123
  Net restructuring charge accrued liability                                                        1,742                --
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                           (3,908)            1,320
     Inventory                                                                                     (3,806)              730
     Prepaid expenses and other assets                                                              2,720               787
     Accounts payable and accrued liabilities                                                      (6,627)           (4,145)
     Income taxes                                                                                   2,561             2,008
                                                                                             ------------      ------------
        Net cash provided by operating activities                                                  22,098            20,653

Investing activities:
  Acquisitions of businesses, net of cash acquired                                                (30,652)          (12,817)
  Termination of capital lease                                                                         --              (791)
  Purchases of property, plant and equipment                                                       (6,621)           (7,621)
  Proceeds from sale of property, plant and equipment                                                 255                16
  Other                                                                                              (933)             (295)
                                                                                             ------------      ------------
        Net cash used in investing activities                                                     (37,951)          (21,508)

Financing activities:
  Payment of dividends                                                                             (9,982)           (9,182)
  Proceeds from issuance of common stock                                                            7,919             1,620
  Principal payments on debt                                                                       (1,534)             (162)
  Payment for redemption of preferred stock                                                            --            (2,855)
  Purchase of treasury stock                                                                         (564)             (377)
  Proceeds from short-term borrowings-net                                                              --                75
                                                                                             ------------      ------------
        Net cash used in financing activities                                                      (4,161)          (10,881)
Effect of exchange rate changes on cash                                                             2,137             1,393
                                                                                             ------------      ------------

Net decrease in cash and cash equivalents                                                         (17,877)          (10,343)
Cash and cash equivalents, beginning of period                                                     76,088            75,969
                                                                                             ------------      ------------

Cash and cash equivalents, end of period                                                     $     58,211      $     65,626
                                                                                             ============      ============

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                   $         64      $         38
  Income taxes, net of refunds                                                                      6,502             3,942
Acquisitions:
  Fair value of asset acquired, net of cash                                                  $     14,594      $      5,277
  Liabilities Assumed                                                                              (9,040)           (2,009)
  Goodwill                                                                                         25,098             9,549
                                                                                             ------------      ------------
        Net cash paid for acquisitions                                                       $     30,652      $     12,817
                                                                                             ============      ============